Exhibit 10.2

FIRST AMENDMENT TO ABL CREDIT AGREEMENT

FIRST AMENDMENT TO ABL CREDIT AGREEMENT dated as of November 16, 2016 (this “First Amendment”) to the Amended and Restated Revolving Loan Credit Agreement dated as of June 6, 2014 (the “ABL Credit Agreement”) among CDW LLC, an Illinois limited liability company (“CDW” or the “Borrower”), each of the Lenders party thereto (collectively the “Lenders” and, individually, a “Lender”), JPMorgan Chase Bank, N.A., as Administrative Agent, Deutsche Bank AG New York Branch and Wells Fargo Bank, N.A. (as successor to General Electric Capital Corporation), as Co-Collateral Agents, and Wells Fargo & Company (as successor to GE Commercial Distribution Finance Corporation), as Floorplan Funding Agent.

WHEREAS, the Borrower and the Required Lenders wish to amend the ABL Credit Agreement as set forth herein as of the First Amendment Effective Date (as defined below);

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1. Definitions. Capitalized terms used in this First Amendment and not otherwise defined are used herein as defined in the ABL Credit Agreement (as amended hereby).
Section 2.     Amendment of ABL Credit Agreement. Effective as of the First Amendment Effective Date, the ABL Credit Agreement shall be amended as follows:
2.1    References in the ABL Credit Agreement (including references to the ABL Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the ABL Credit Agreement as amended hereby.
2.2    Section 1.01 of the ABL Credit Agreement shall be amended by inserting the following definition in the appropriate alphabetical location:
““Trigger Year” means any fiscal year of the Borrower during which two or more “triggering events” (as defined in Section 6.11) have occurred or on the last day of which a “triggering event” exists.”

2.3    Section 5.04(d) of the ABL Credit Agreement shall be amended and restated in its entirety to read as follows:
“(d)    as soon as available, but in any event not later than the fifth Business Day after the 90th day after the commencement of any fiscal year of the Borrower immediately following a Trigger Year, copies of projected consolidated balance sheet and related statements of income and cash flows of the Borrower and its subsidiaries for such fiscal year, such projections to be accompanied by a certificate of a Financial Officer of the Borrower to the effect that such Financial Officer believes such projections to have been prepared on the basis of reasonable assumptions;”

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2.4    The proviso to each of Section 6.04(a) and Section 6.04(c) of the ABL Credit Agreement shall be amended and restated in its entirety to read as follows:
“provided that the Borrower shall notify the Administrative Agent of any such transaction and shall take all required actions either prior to or upon the later to occur of (x) 30 days following such transaction and (y) the earlier of (1) the date of required delivery of the next Section 5.04 Financials and (2) the date which is 45 days after the end of the most recently ended fiscal quarter (or such longer period as to which the Administrative Agent may consent) in order to preserve and protect the Liens on the Collateral securing the Secured Obligations.”

Section 3.     Confirmation of Security Interest. The Borrower, by its execution of this First Amendment, hereby confirms and ratifies that all of its obligations as a “Grantor”, “Mortgagor” and “Trustor” or otherwise under the Security Documents to which it is a party shall continue in full force and effect for the benefit of the Agents and the Lenders with respect to the ABL Credit Agreement as amended hereby. The Borrower, by its execution of this First Amendment, hereby confirms that the security interests granted by it under each of the Security Documents to which it is a party shall continue in full force and effect in favor of the Collateral Agent for the benefit of the Lenders and the Agents with respect to the ABL Credit Agreement as amended hereby.
Section 4.     Conditions Precedent to Effectiveness. This First Amendment shall become effective on the date upon which each of the following conditions is satisfied (the “First Amendment Effective Date”):
(a)    First Amendment. This First Amendment shall have been duly executed and delivered by the Borrower, Holdings, the Subsidiary Guarantors and the Required Lenders and acknowledged by the Administrative Agent.
(b)    Financial Officer’s Certificate. The Administrative Agent shall have received a certificate, dated as of the First Amendment Effective Date and signed by a Financial Officer of the Borrower, certifying compliance with the conditions precedent set forth in Sections 4.01(c) and 4.01(d) of this First Amendment.
(c)    No Defaults. No Default or Event of Default shall have occurred and be continuing under the ABL Credit Agreement.
(d)    Representations and Warranties. The representations and warranties set forth in Article III of the ABL Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.
(e)    Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced at least one Business Day prior to the First Amendment Effective

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Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.
Section 5.     Miscellaneous. Except as herein provided, the ABL Credit Agreement shall remain unchanged and in full force and effect and is hereby in all respects ratified and confirmed. On and after the First Amendment Effective Date, each reference in the ABL Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the ABL Credit Agreement shall mean and be a reference to the ABL Credit Agreement, as amended by this First Amendment. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this First Amendment, this First Amendment shall for all purposes constitute a Loan Document. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this First Amendment by signing any such counterpart. This First Amendment shall be governed by, and construed in accordance with, the law of the State of New York.
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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to ABL Credit Agreement to be duly executed and delivered as of the day and year first above written.

Acknowledged by
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:     /s/ Peter B. Thauer
Name:    Peter B Thauer
Title:    Managing Director

[Signature Page to First Amendment to ABL Credit Agreement (CDW)]

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CDW LLC,
as Borrower

By:     /s/ Robert J Welyki
Name:     Robert J. Welyki
Title:    Vice President, Treasurer and Assistant Secretary

[Signature Page to First Amendment to ABL Credit Agreement (CDW)]

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BARCLAYS BANK PLC,
as a Lender

By:     /s/ Marguerite Sutton
Name:     Marguerite Sutton
Title:    Vice President

[Signature Page to First Amendment to ABL Credit Agreement (CDW)]

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BANK OF AMERICA, N.A.,
as a Lender

By:     /s/ Steve Teufel
Name:     Steve Teufel
Title:    Vice President

[Signature Page to First Amendment to ABL Credit Agreement (CDW)]

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CITY NATIONAL BANK, A National Banking Association,
as a Lender

By:     /s/ Lauren Bourke
Name:     Lauren Bourke
Title:    Vice President

[Signature Page to First Amendment to ABL Credit Agreement (CDW)]

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DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:     /s/ Anca Trifan
Name:     Anca Trifan
Title:    Managing Director

By:     /s/ Marcus M. Tarkington
Name:     Marcus M. Tarkington
Title:    Director

[Signature Page to First Amendment to ABL Credit Agreement (CDW)]

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MORGAN STANLEY BANK, N.A.,
as a Lender

By:     /s/ Gilroy D’Souza
Name:     Gilroy D’Souza
Title:    Authorized Signatory

[Signature Page to First Amendment to ABL Credit Agreement (CDW)]

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MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:     /s/ Gilroy D’Souza
Name:     Gilroy D’Souza
Title:    Vice President

[Signature Page to First Amendment to ABL Credit Agreement (CDW)]

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MUFG UNION BANK, N.A.,
as a Lender

By:     /s/ Brent Housteau
Name:     Brent Housteau
Title:    Director

[Signature Page to First Amendment to ABL Credit Agreement (CDW)]

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THE NORTHERN TRUST COMPANY,
as a Lender

By:     /s/ John Lascody
Name:     John Lascody
Title:    Vice President

[Signature Page to First Amendment to ABL Credit Agreement (CDW)]

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PNC BANK, National Association,
as a Lender

By:     /s/ Adam Moss
Name:     Adam Moss
Title:    Vice President

[Signature Page to First Amendment to ABL Credit Agreement (CDW)]

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ROYAL BANK OF CANADA,
as a Lender

By:     /s/ Nicholas Heslip
Name:     Nicholas Heslip
Title:    Authorized Signatory

[Signature Page to First Amendment to ABL Credit Agreement (CDW)]

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SUNTRUST BANK,
as a Lender

By:     /s/ Jonathan Keegan
Name:     Jonathan Keegan
Title:    Vice President

[Signature Page to First Amendment to ABL Credit Agreement (CDW)]

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U.S.BANK NATIONAL ASSOCIATION,
as a Lender

By:     /s/ David Lawrence
Name:     David Lawrence
Title:    Vice President

[Signature Page to First Amendment to ABL Credit Agreement (CDW)]

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WELLS FARGO CAPITAL FINANCE, LLC,
as a Lender

By:     /s/ Maria Quintanilla
Name:     Maria Quintanilla
Title:    Authorized Signatory

[Signature Page to First Amendment to ABL Credit Agreement (CDW)]

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By its signature below, the undersigned hereby consents to the foregoing First Amendment to ABL Credit Agreement and hereby confirms that all of its obligations under each Security Document (as defined in the ABL Credit Agreement) shall continue unchanged and in full force and effect for the benefit of the Agents and the Lenders with respect to the ABL Credit Agreement as amended by the First Amendment.

CDW CORPORATION,
as a Guarantor
By:     /s/ Robert J Welyki
Name:     Robert J. Welyki
Title:    Vice President, Treasurer and Assistant Secretary

CDW DIRECT, LLC,
as a Guarantor

By:     /s/ Robert J Welyki
Name:     Robert J. Welyki
Title:    Vice President, Treasurer and Assistant Secretary

CDW GOVERNMENT LLC,
as a Guarantor

By:     /s/ Robert J Welyki
Name:     Robert J. Welyki
Title:    Vice President, Treasurer and Assistant Secretary

CDW TECHNOLOGIES LLC,
as a Guarantor

By:     /s/ Robert J Welyki
Name:     Robert J. Welyki
Title:    Vice President, Treasurer and Assistant Secretary

CDW LOGISTICS, INC.,
as a Guarantor

By:     /s/ Robert J Welyki
Name:     Robert J. Welyki
Title:    Vice President, Treasurer and Assistant Secretary

[Signature Page to First Amendment to ABL Credit Agreement (CDW)]

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[Signature Page to First Amendment to ABL Credit Agreement (CDW)]

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